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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                December 1, 2006

                                   NUVIM, INC.
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             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-50508

            Delaware                                          13-4083851
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  (State or other jurisdiction of                         (I.R.S.  Employer
   incorporation or organization)                         Identification No.)

               12 North State Route 17, Paramus, New Jersey 07652
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                    (Address of Principal Executive Offices)

                                  201.556.1010
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              (Registrant's Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

Sales for Cash

On March 1 and 8, 2007, NuVim issued a total of 433,333 shares to an unrelated accredited investor for $130,000 or $.30 per share. No commissions or fees were paid in connection with this sale. He agreed in writing to restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

At the same time as the second purchase, three of NuVim's outside directors, Doug Scott, Peter DeCrescenzo, and Cal Hodock purchased 50,000, 33,333, and 16,667 shares respectively at the same price totaling $30,000 or $0.30 per share. Each director agreed in writing to restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

All cash raised in these sales has been applied to working capital.

Debt and Unpaid Compensation Conversions

        On December 1, 2006, NuVim issued a total of 182,983 shares of common stock to the holder of a $50,000 note in complete settlement of his note and all interest accrued since June 1, 2005. The shares have a value of approximately $59,000. He agreed in writing to restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

        On December 29, 2007, Richard Kundrat, NuVim's CEO, agreed to accept 218,750 and 492,188 shares of common stock in lieu of cash for his unpaid 2005 salary of approximately $47,000 and his 2006 bonus of approximately $158,500, respectively. He agreed in writing to hold the shares for at least one year and to the additional restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

        On January 30, 2007, NuVim issued 72,915 shares of common stock in lieu of cash for unpaid 2006 salary of approximately $14,600 due to Michael Vesey, NuVim's former CFO. He agreed in writing to restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

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Common Stock Issued for Services

        On December 1, 2006, NuVim agreed with a production and operations expert to provide various services for a total of 100,000 shares of common stock. The services have a value of approximately $32,000. He agreed in writing to restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

        On the same date, NuVim agreed to issue a total of 79,000 shares to two individuals for their services in seeking strategic partners and merger candidates. The services have a value of approximately $25,280. They agreed in writing to restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

        On December 29, 2007, NuVim agreed with its Secretary and General Counsel to issue 50,000 shares of common stock in exchange for his services in connection with the filing of the Company's SB-2 Registration Statement. The services have a value of approximately $8,000. He agreed in writing to hold the shares for at least one year and to the additional restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

        On January 29, 2007, NuVim agreed with its Secretary and General Counsel to issue 100,000 shares of common stock as additional compensation for his services during 2007. The services have a value of approximately $16,000. He agreed in writing to hold the shares for at least one year and to the additional restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

        Also on that date, NuVim agreed with its operations director to issue a total of 50,000 shares of common stock as additional compensation for his services. The shares have a value of approximately $8,000. He agreed in writing to restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6)

        Finally, on January 30, 2007 NuVim agreed with a communications expert to provide various services for a total of 40,000 shares of common stock. The services have a value of approximately $6,400. He agreed to restrictions on resale placed with the NuVim's transfer agent and the printing of a legend on its certificate. Because of these factors, this sale was exempt from registration under the Securities Act as not involving a public distribution under section 4(2) and 4(6).

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NUVIM, INC.


Date: March 12, 2007                             By: /s/ Richard Kundrat
                                                     ---------------------------
                                                     Richard Kundrat, CEO

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